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                                                                EXHIBIT 10.115.1





                           RENAISSANCE COSMETICS, INC.

                                     Issuer,

                                       and

                               CERTAIN GUARANTORS

                                       and

                            FIRSTAR BANK OF MINNESOTA
                                 as Successor to

                       AMERICAN BANK NATIONAL ASSOCIATION,

                                     Trustee

                             ----------------------

                          SIXTH SUPPLEMENTAL INDENTURE

                          Dated as of December 4, 1996

                             ----------------------



                         13-3/4% Senior Notes due 2001,
                             Series A and Series B,

                                       and

                          13-3/4% Senior Notes due 2002
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                  SIXTH SUPPLEMENTAL INDENTURE dated as of December 4, 1996
between Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), the subsidiaries of the Company set forth on the signature page hereto, as guarantors (the "Subsidiaries"), and Firstar Bank of Minnesota, as successor trustee to American Bank National Association (the "Trustee").

                  The Company, Cosmar Corporation ("Cosmar"), and Parfums Parquet Incorporated executed and delivered to the Trustee an indenture dated as of August 18, 1994 (as amended or supplemented by a first supplemental indenture dated November 19, 1994, a second supplemental indenture dated December 15, 1994, a third supplemental indenture dated December 23, 1994, a fourth supplemental indenture dated February 27, 1996 and a fifth supplemental indenture dated August 21, 1996, the "Indenture") relating to the Company's 13-3/4% Senior Notes due 2001, Series A, 13-3/4% Senior Notes due 2001, Series B, and 13-3/4% Senior Notes due 2002. Capitalized terms used but not defined in this Sixth Supplemental Indenture shall have the meanings given them in the Indenture.

                  Section 4.22 of the Indenture requires the Company to cause each Subsidiary of the Company created or acquired after the Closing Date to enter into a supplemental indenture for the purpose of jointly, severally and unconditionally guaranteeing, on a subordinated basis, the Company's obligation to pay principal and interest on the Notes.

                  The Company has directly or indirectly created or acquired the Subsidiaries and the Company and the Subsidiaries desire that each of the Subsidiaries become a Guarantor under the Indenture, as provided below, and each of the Subsidiaries intends to be bound as a Guarantor, and all covenants and conditions necessary for the execution of this Sixth Supplemental Indenture have been complied with.

                  Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and the Subsidiaries, it is therefore agreed, for the benefit of the Company, the Subsidiaries and the Trustee, and for the ratable benefit of the holders of the Notes issued under the Indenture, as follows:

                  1. Each of the Subsidiaries is hereby irrevocably and unconditionally bound, as a Guarantor, by each and every one of the terms and conditions of Article 10 of the Indenture, the terms of which are hereby incorporated by reference in this Sixth Supplemental Indenture and made a part hereof as though set forth herein in full, in the same manner and to the same extent as if such Subsidiary were an original signatory, as a Guarantor, to the Indenture. As contemplated in section 1.1 of the Indenture, the parties acknowledge and agree that the definition of "Guarantor" under the Indenture shall include each of the Subsidiaries.
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                                                                               2


                  2. Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

                  3. This Sixth Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

                  4. This Sixth Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law (other than section 5-1401 of the New York General Obligations Law).


                                         RENAISSANCE COSMETICS, INC.



                                         By:____________________________
                                              Name:
                                              Title:


                                         STARRATE INVESTMENT (PTY), LTD.



                                         By:____________________________
                                              Name:
                                              Title:



                                         DANA U.K., LIMITED



                                         By:____________________________
                                              Name:
                                              Title:
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                                                                               3



                                          MEM COMPANY, INC.



                                          By:____________________________
                                               Name:
                                               Title:



                                          ARISTOCRAT LEATHER PRODUCTS,
                                            INC.


                                          By:____________________________
                                               Name:
                                               Title:



                                          ENGLISH LEATHER, INC.



                                          By:____________________________
                                               Name:
                                               Title:



                                          MARTON FRERES, INC.



                                          By:____________________________
                                               Name:
                                               Title:
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                                                                               4



                                          MEM COMPANY (CANADA) LTD.


                                          By:____________________________
                                               Name:
                                               Title:



                                          TOM FIELDS (U.K.) LTD.


                                          By:____________________________
                                               Name:
                                               Title:



                                          VICTOR OF MILANO, LTD.


                                          By:____________________________
                                               Name:
                                               Title:



                                          MEM INTERNATIONAL, LTD.



                                          By:____________________________
                                               Name:
                                               Title:
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                                                                               5




                                          ROSEMINT COSMETICS COMPANY,
                                            INC.


                                          By:____________________________
                                               Name:
                                               Title:



                                          ALLIANCE TRADING



                                          By:____________________________
                                               Name:
                                               Title:



                                          ST. THOMAS LEATHERWORKS
                                            LIMITED



                                          By:____________________________
                                               Name:
                                               Title:



                                          FIRSTAR BANK OF MINNESOTA



                                          By:___________________________
                                               Name:
                                               Title: